1 Investor Presentation February 9, 2010 KBW Texas Field Trip Exhibit 99.1 ENCORE BANCSHARES, INC.

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected  results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31,
2008 and other reports and documents filed by the Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

3 3
• Company Type:
Financial Holding
Company
and Wealth Management Organization
• Headquarters: Houston, Texas
• Total Assets: $1.6 billion
• Total Loans: $1.1 billion
• Total Deposits: $1.2 billion
• Total Equity: $187 millions
• Tier 1 Risk-Based Capital: 14.70%
•
Assets Under Management:
$2.7 billion
• Private Client Offices: 17
Encore Profile
As of December 31, 2009.

Fourth
Quarter 2009 Highlights
Net earnings of $1.6 million for the fourth quarter of 2009, and $1.8 million for the twelve months ended December 31, 2009
Trust and investment management revenue rose 14.4% compared with the fourth quarter of 2008, due to rising assets under management which reached
$2.7 billion
Core deposit growth of 13.2% compared with December 31, 2008, which included noninterest-bearing deposit growth of 32.2%
Allowance for loan losses grew to 2.46% of total loans compared with 2.06% at
December 31, 2008.
Tier 1 capital of $166.3 million, or 14.70% Tier 1 risk-based capital ratio
Tangible common equity ratio was 7.31%

5 Total Loans & Deposits $1,097 $1,031 $1,078 $908 $1,218 $1,041 $1,101 $1,192 0 350 700 1050 1400 2006 2007 2008 2009 Total Loans Deposits

Diversified Loan Mix
Consumer
2.7%
Residential 2nd lien
27.0%
Commercial
10.7%
Home equity lines
6.9%
Commercial real
estate
24.0%
Real estate
construction
8.1%
Residential 1st lien
20.6%
Total Loans: $1.1 billion
December 31, 2009

Loan Portfolio Concentrations – Real Estate
($ in thousands) As of December 31, 2009
Residential Residential Home
Percent of
Mortgage- Mortgage- Equity Commercial Real Estate Total
First Lien Second Lien Lines Real Estate Construction Total Loans
Texas 126,413 $       270,009 $        30,243 $         137,047 $         53,484 $           617,196 $      57.2%
Florida 40,434 2,402 10,925 116,468 33,465 203,694 18.9%
Colorado 8,410 6,193 28,849 206 - 43,658 4.1%
California 14,699 2,107 2,373 5,678 - 24,857 2.3%
Other  32,381 10,722 1,966 81 59 45,209 4.2%
Total 222,337 $       291,433 $        74,356 $         259,480 $         87,008 $           934,614 $      86.7%

8 8
Deposit Mix
Time deposits less
than $100,000
16.1%
Money market and
savings
24.7%
Interest checking
17.7%
Time deposits
$100,000 and greater
25.0%
Noninterest-bearing
deposits
14.6%
Brokered deposits
1.9%
Total Deposits $1.2 billion
December 31, 2009

9 Net Interest Margin 2.74% 3.18% 3.10% 2.46% 0.00% 0.90% 1.80% 2.70% 3.60% 2006 2007 2008 2009 * * On a taxable-equivalent basis in 2009. Taxable-equivalent amounts in prior years were immaterial.

Net Interest Income
$46,949
$44,274
$34,175
$30,173
0
12,500
25,000
37,500
50,000
2006 2007 2008 2009 *
*
On a taxable-equivalent basis in 2009.
Taxable-equivalent amounts in prior years were immaterial.

11 11
Wealth Management Business
$2.7
$4.2
$3.0
$3.7
0.0
1.3
2.5
3.8
5.0
2006 2007 2008 2009
Net Earnings
$ in millions
$2.5
$2.7
$2.2
$2.8
0.0
1.0
2.0
3.0
4.0
2006 2007 2008 2009
$ in billions
Assets Under Management

12 $50,181 $50,544 $51,006 $54,424 0 15,000 30,000 45,000 60,000 2006 2007 2008 2009 Non Interest Expense

Asset Quality
1.30%
1.02%
0.20%
1.33%
0.38%
2.51%
3.34%
1.04%
0.00%
1.00%
2.00%
3.00%
4.00%
2006 2007 2008 2009
Net Charge-offs/ Avg Loans Non-performing Loans/ Loans *
* As of December 31, 2009, accruing loans past due 90 days or more were reclassified from nonperforming loans to a separate category for all periods.

14 Non-performing Loans $34,698 $35,988 $28,552 $38,369 $30,531 $- $10,000 $20,000 $30,000 $40,000 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09

Commercial Loan Delinquencies
0.00%
5.00%
10.00%
15.00%
20.00%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
Q4 09 Q3 09 Q4 08
EOP Portfolio 115,431 $   107,034 $   135,534 $
Net charge-offs/(Recoveries $) (1,943) $      911 $          5,839 $
Net charge-offs (%) N/A 3.10% 17.72%
Nonperforming ($) 897 $          676 $          5,643 $
Nonperforming (%) 0.78% 0.63% 4.16%

Commercial Real Estate Loan Delinquencies *
0.0%
5.0%
10.0%
15.0%
20.0%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
*  As of December 31, 2009, land loans were reclassified from commercial real estate to real estate construction for all periods.
Q4 09 Q3 09 Q4 08
EOP Portfolio 259,480 $   253,634 $   228,732 $
Net charge-offs ($) 701 $          64 $            141 $
Net charge-offs (%) 1.08% 0.10% 0.25%
Nonperforming ($) 13,145 $     10,272 $     1,826 $
Nonperforming (%) 5.07% 4.05% 0.80%

Construction and Land Loan Delinquencies *
0.0%
5.0%
10.0%
15.0%
20.0%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
*  As of December 31, 2009, land loans were reclassified from commercial real estate to real estate construction for all periods.
Q4 09 Q3 09 Q4 08
EOP Portfolio 87,008 $   118,513 $   178,845 $
Net charge-offs ($) 3,142 $     2,679 $       1,018 $
Net charge-offs (%) 12.13% 7.79% 2.26%
Nonperforming ($) 13,387 $   20,791 $     18,772 $
Nonperforming (%) 15.39% 17.54% 10.50%

Residential First Mortgage Loan Delinquencies
0.0%
1.5%
3.0%
4.5%
6.0%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
Q4 09 Q3 09 Q4 08
EOP Portfolio 222,337 $   228,090 $   241,969 $
Net charge-offs ($) 812 $          400 $          124 $
Net charge-offs (%) 0.69% 0.20%
Nonperforming ($) 7,437 $       5,774 $       3,581 $
Nonperforming (%) 2.53% 1.48%
1.43%
3.34%

Residential Second Mortgage Loan Delinquencies
0.0%
1.5%
3.0%
4.5%
6.0%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
Q4 09 Q3 09 Q4 08
EOP Portfolio 291,433 $   292,265 $   302,141 $
Net charge-offs ($) 614 $          801 $          307 $
Net charge-offs (%) 0.41%
Nonperforming ($) 610 $          287 $          173 $
Nonperforming (%) 0.06%
1.09%
0.10%
0.83%
0.21%

Home Equity Lines of Credit Delinquencies
0.0%
1.5%
3.0%
4.5%
6.0%
Q4 08 Q1 09 Q2 09 Q3 09 Q4 09
30 Day + Delinquencies Trend
($ in thousands)
Q4 09 Q3 09 Q4 08
EOP Portfolio 74,356 $   76,369 $   82,555 $
Net charge-offs ($) 673 $        329 $        474 $
Net charge-offs (%) 3.50% 1.69% 2.32%
Nonperforming ($) 175 $        389 $        552 $
Nonperforming (%) 0.24% 0.51% 0.67%

Allowance By Loan Category
1.64
0.64
1.60
0.83
0.29
0.45
2.29
4.08
1.26
2.12
2.46
3.19
1.38
3.91
0.00
1.50
3.00
4.50
6.00
Commercial Commercial
RE
Construction Res 1st Lien Res 2nd Lien HELOC Total
3-Yr Avg Loss Allowance/Loans
December 31, 2009

Capital Ratios
14.70% 14.58%
13.59%
0.00%
4.00%
8.00%
12.00%
16.00%
2007 2008 2009
8.98%
7.94%
7.31%
0.00%
2.50%
5.00%
7.50%
10.00%
2007 2008 2009
Tier 1 Risk Based Capital Tangible Common Equity to Tangible Assets
Tangible common equity: $116.5 million
December 31, 2009

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Commercial Banking Initiative
•
Take advantage of market opportunities
• Attract additional experienced commercial and
private bankers
•
Leverage local decision making
and local contacts
•
Expand margin and diversify portfolio

Investment Considerations
• Relatively low market valuation
• Capacity for
margin
improvement
•
Strong
capital position
•
Growing
franchise in Texas
•
Significant revenue from wealth management and
insurance
•
Commercial banking
initiative